Exhibit 21.1

SEACOR HOLDINGS INC.

MAJORITY OWNED SUBSIDIARIES

AS OF DECEMBER 31, 2011

Jurisdiction of Incorporation

Aeróleo Internacional, LLC	Delaware

Arawak Line (T&C) Ltd.	Turks & Caicos

Arctic Leasing LLC	Delaware

Boston Putford Offshore Safety Limited	England

CapSea Holdings LLC	Delaware

Caribbean Tugz LLC	Delaware

Caribship LLC	Delaware

Commodity Distributors LLC	Delaware

C-Terms Partners	Florida

Delaware Tanker Holding I, Inc.	Delaware

Delaware Tanker Holding II, Inc.	Delaware

Delaware Tanker Holding III, Inc.	Delaware

Delaware Tanker Holding IV, Inc.	Delaware

Delaware Tanker Holding V, Inc.	Delaware

Energy Logistics, Inc.	Delaware

Era Aeróleo LLC	Delaware

Era Canada LLC	Delaware

Era DHS LLC	Delaware

Era FBO LLC d/b/a Million Air	Delaware

Era Flightseeing LLC	Delaware

Era Group Inc.	Delaware

Era Helicopter Services LLC	Delaware

Era Helicópteros de México S. de R.L. de C.V.	Mexico

Era Helicopters (Mexico) LLC	Delaware

Era Helicopters, LLC	Delaware

Era Leasing LLC	Delaware

Era Med LLC	Delaware

Erie Trader II LLC	Delaware

F2 SEA Inc.	Delaware

Food Distribution LLC	Delaware

G & G Shipping Holdings LLC	Delaware

G&G Shipping, LLC	Delaware

Galaxie Offshore Barges LLC	Delaware

Galaxie Offshore L.L.C.	Louisiana

Gateway Terminals LLC	Delaware

Gem Shipping Inc.	Delaware

Gem Shipping Ltd.	Cayman Islands

Gilbert Cheramie Boats L.L.C.	Louisiana

Graham Offshore Barges LLC	Delaware

Graham Offshore LLC	Delaware

Graham Offshore Tugs LLC	Delaware

Illinois Corn Processing Holdings Inc.	Delaware

Industrial Equipment Repair, Inc.	Florida

Infraestructura Del Mar, S. de R.L. de C.V.	Mexico

Kendall 137 Avenue Holdings LLC	Delaware

Kinsman Lines, Inc.	Delaware

Lake Palma, S.L.	Spain

Liberty Services, Inc.	Louisiana

Lightship Limited Partner Holdings, LLC	Delaware

Lightship Partners, L.P.	Delaware

Lightship Tanker Holdings, LLC	Delaware

Lightship Tankers I LLC	Delaware

Lightship Tankers II LLC	Delaware

Lightship Tankers III LLC	Delaware

Lightship Tankers IV LLC	Delaware

Lightship Tankers V LLC	Delaware

Link Associates International Limited	England

Lone Star Marine Services, Inc.	Florida

Maranta S.A.	Argentina

McCall Boat Rentals Ocean Barges LLC	Delaware

McCall’s Boat Rentals Barges LLC	Delaware

McCall’s Boat Rentals L.L.C.	Louisiana

National Response Corp. Aruba N.V.	Aruba

National Response Corporation	Delaware

Natl Response Corporation of Puerto Rico	Delaware

Naviera Central S.A.	Colombia

NRC Environmental Services Inc.	Washington

O’Brien’s Response Management Inc.	Louisiana

O’Brien’s Response Management of Puerto Rico Inc.	Puerto Rico

OSRV Holdings, Inc.	Delaware

Pier Systems, Inc.	Washington

Port Dania Holdings I LLC	Delaware

Port Dania Holdings II LLC	Delaware

Rehab Al-Bahar for General Services, General Transport and General Trading LLC	Iraq

Response Equipment Corporation	Delaware

SAN Offshore Marine Inc.	Delaware

SB Erie Shipyard LLC	Delaware

SCF Barge Line LLC	Delaware

SCF Boats LLC	Delaware

SCF Colombia (MI) LLC	Marshall Islands

SCF Colombia (US) LLC	Delaware

SCF Colombia Fluvial S A S	Colombia

SCF Fleeting LLC	Delaware

SCF International LLC	Marshall Islands

SCF Investments LLC	Marshall Islands

SCF Lewis and Clark Fleeting LLC	Delaware

SCF Lewis and Clark Terminals LLC d/b/a Bulk Service Granite City d/b/a Bulk Service Tyler Street d/b/a Mid Coast Terminal	Delaware

SCF Marine Inc.	Delaware

SCF Memphis Development LLC	Delaware

SCF Real Estate LLC	Delaware

SCF Riverport LLC	Delaware

SCF Services LLC	Delaware

SCF Shipyards LLC	Delaware

SCF Terminals LLC	Delaware

SCF Towboat III, L.P.	Delaware

SCF Waxler Barge Line LLC	Delaware

SCF Waxler Marine LLC d/b/a Waxler Transportation Company	Delaware

SCF/JAR Investments LLC	Delaware

SCFM Towing LLC	Delaware

Sea Mar Offshore LLC	Delaware

Seabulk America LLC	Delaware

Seabulk Angola Holdings, Inc.	Marshall Islands

Seabulk Chemical Transport Inc.	Delaware

Seabulk Command, Inc.	Marshall Islands

Seabulk Congo, Inc.	Liberia

Seabulk E. G. Holdings, Inc.	Marshall Islands

Seabulk Eagle II, Inc.	Marshall Islands

Seabulk Energy Carriers, Inc.	Florida

Seabulk Energy Transport, Inc.	Florida

Seabulk Freedom, Inc.	Marshall Islands

Seabulk General Partner LLC	Delaware

Seabulk Ghana Holdings Inc.	Marshall Islands

Seabulk Global Carriers, Inc.	Marshall Islands

Seabulk Global Transport, Inc.	Marshall Islands

Seabulk International, Inc.	Delaware

Seabulk Island Transport, Inc.	Marshall Islands

Seabulk Jasper, Inc.	Marshall Islands

Seabulk Lincoln, Inc.	Marshall Islands

Seabulk Marine International Inc.	Delaware

Seabulk Marine Services, Inc.	Florida

Seabulk Master, Inc.	Marshall Islands

Seabulk Ocean Transport, Inc.	Florida

Seabulk Offshore Dubai, Inc.	Florida

Seabulk Offshore Equatorial Guinea, S.L.	Equatorial Guinea

Seabulk Offshore Holdings, Inc.	Marshall Islands

Seabulk Offshore International FZE	United Arab Emirates

Seabulk Offshore International, Inc.	Florida

Seabulk Offshore LLC	Delaware

Seabulk Offshore Marine Management, Inc.	Liberia

Seabulk Offshore Operators Trinidad Limited	Trinidad and Tobago

Seabulk Offshore Operators, Inc.	Florida

Seabulk Offshore Venture Holdings Inc.	Marshall Islands

Seabulk Offshore Vessel Holdings Inc.	Marshall Islands

Seabulk Operators, Inc.	Florida

Seabulk Overseas Transport Investments Inc.	Marshall Islands

Seabulk Overseas Transport, Inc.	Marshall Islands

Seabulk Partners LP	Delaware

Seabulk Petroleum Transport, Inc.	Florida

Seabulk South Atlantic LLC	Delaware

Seabulk Tankers, Inc.	Delaware

Seabulk Tims I, Inc.	Marshall Islands

Seabulk Towing Services, Inc.	Florida

Seabulk Towing, Inc.	Delaware

Seabulk Transmarine II, Inc.	Florida

Seabulk Transport Inc.	Delaware

SEACAP (MI) Inc.	Marshall Islands

Seacap APT Leasing Inc.	Delaware

SEACAP AW LLC	Marshall Islands

SEACAP Leasing Associates LLC	Delaware

SEACAP Leasing Associates II LLC	Delaware

SEACAP Leasing Associates III LLC	Delaware

SEACAP Leasing Associates IV LLC	Delaware

SEACAP Leasing Associates V LLC	Delaware

SEACAP Leasing Associates VI LLC	Delaware

SEACAP Leasing Associates VII LLC	Delaware

Seacap Leasing Associates VIII LLC	Delaware

SEACAP Leasing Associates IX LLC	Delaware

SEACOR (GP) KS	Norway

SEACOR Acadian Companies Inc.	Delaware

SEACOR Asset Management LLC	Delaware

SEACOR Bulk Carriers Inc.	Marshall Islands

SEACOR Cameroun SARL	Cameroun

SEACOR Capital (Asia) Limited	Hong Kong

SEACOR Capital (Singapore) Pte. Ltd.	Singapore

SEACOR Capital (UK) Limited	England

SEACOR Capital Corporation	Delaware

SEACOR Colombia Fluvial (MI) LLC	Marshall Islands

SEACOR Commodity Trading LLC	Delaware

SEACOR Commodity Trading S.R.L.	Argentina

SEACOR Communications Inc.	Delaware

SEACOR CTU Inc.	Delaware

SEACOR Energy Canada Limited	Alberta, Canada

SEACOR Energy Group Inc.	Delaware

SEACOR Energy Holdings Inc.	Delaware

SEACOR Energy Inc.	Delaware

SEACOR Environmental Products LLC	Delaware

SEACOR Environmental Services (Kazakhstan)	Kazakhstan

SEACOR Environmental Services (Middle East) Limited, Limited Liability Company	United Arab Emirates

SEACOR Environmental Services Inc.	Delaware

SEACOR Flex AS	Norway

SEACOR Inland River Transport Inc.	Delaware

SEACOR International Chartering Inc.	Delaware

SEACOR International Limited	England

SEACOR Management Services Inc.	Delaware

SEACOR Marine (Asia) Pte. Ltd.	Singapore

SEACOR Marine (Bahamas) Inc.	Marshall Islands

SEACOR Marine (Cyprus) Ltd.	Cyprus

SEACOR Marine (International) Limited	England

SEACOR Marine (Nigeria) L.L.C.	Louisiana

SEACOR Marine Australia Pty Ltd	Australia

SEACOR Marine AZ LLC	Azerbaijan

SEACOR Marine Guernsey Ltd.	Guernsey

SEACOR Marine International Barges LLC	Delaware

SEACOR Marine International LLC	Delaware

SEACOR Marine LLC	Delaware

SEACOR Marine Waxler Boats LLC	Delaware

SEACOR Meridian Inc.	Delaware

SEACOR Ocean Boats Inc.	Delaware

SEACOR Ocean Investments LLC	Delaware

SEACOR Ocean Transport Inc.	Delaware

SEACOR Offshore (Marshall Islands) Ltd.	Marshall Islands

SEACOR Offshore (VZ) LLC	Delaware

SEACOR Offshore Abu Dhabi, Inc.	Florida

SEACOR Offshore Barges LLC	Delaware

SEACOR Offshore do Brasil Ltda.	Brazil

SEACOR Offshore Dubai (L.L.C.)	United Arab Emirates

SEACOR Offshore Freight Trading Ltd.	Marshall Islands

SEACOR Offshore LLC	Delaware

SEACOR Offshore Ocean Barges LLC	Delaware

SEACOR Offshore Services Inc.	Delaware

SEACOR Overseas Investment Inc.	Delaware

SEACOR Payroll Management LLC	Delaware

SEACOR Rail Management & Leasing LLC	Delaware

SEACOR Real Estate Development LLC	Delaware

SEACOR Real Estate Holdings Inc.	Delaware

SEACOR Response (Asia Pacific) Ltd.	Thailand

SEACOR Response (B.V.I.) Ltd.	British Virgin Islands

SEACOR Response (East Africa) Limited	Uganda

SEACOR Response (UK) Limited	England

SEACOR Response (West Africa) LLC	Marshall Islands

SEACOR Response Inc.	Delaware

SEACOR Response Ltd.	Marshall Islands

SEACOR Senegal Sarl	Senegal

SEACOR Sugar LLC	Delaware

SEACOR Supplyships 1 AS	Norway

SEACOR Tankers LLC	Delaware

SEACOR Vision Barges LLC	Delaware

SEACOR Vision Ocean Barges LLC	Delaware

SEACOR Worldwide (AZ) Inc.	Delaware

SEACOR Worldwide (Ghana) LLC	Delaware

SEACOR Worldwide Barges LLC	Delaware

SEACOR Worldwide Inc.	Delaware

SEACOR Worldwide Ocean Barges LLC	Delaware

SEACOR/Avion Zhuhai Logistics Company Limited	People’s Republic of China

SEACOR-SMIT Offshore (International) Ltd.	Marshall Islands

Seaspraie Holdings LLC	Delaware

SESAR Ltd.	Marshall Islands

Solid Resources, LLC	Florida

South Atlantic Response S.A.	Argentina

South of Fleet Street, LLC	Tennessee

South Sea Serviços Marítimos Ltda.	Brazil

Southern Crewing Services Limited	England

Soylutions LLC	Illinois

Star Aviation Crewing Ltd.	British Virgin Islands

Stirling Marine Limited	Scotland

Stirling Offshore Limited	Scotland

Stirling Shipping Company Limited	Scotland

Stirling Shipping Holdings Limited	Scotland

Storm Shipping Inc.	Delaware

V & A Commodity Traders, Inc.	New York

V&A Commodity Traders Importação e Exportação do Brasil Ltda.	Brazil

V&A Commodity Traders LLC	Delaware

V&A Commodity Traders Sàrl	Geneva

Vector-Seacor Ltd.	England

VEESEA Holdings Inc.	Delaware

Venezuelan Response Corporation, C.A.	Venezuela

VENSEA Marine, S.R.L.	Venezuela

Vensea Offshore Ltd.	Bahamas

WCRY LLC	Illinois

Weston Barge Line, Inc.	Delaware

Wheeler Creek Grain LLC	Illinois

Windcat Workboats B.V.	The Netherlands

Windcat Workboats Holdings Ltd	England and Wales

Windcat Workboats Limited	England and Wales

Yarnell Offshore (MI) Ltd.	Marshall Islands

SEACOR HOLDINGS INC.

50% OR LESS OWNED SUBSIDIARIES

AS OF DECEMBER 31, 2011

Jurisdiction of Incorporation

593448 B.C. Ltd.	British Colombia, Canada

7506406 Canada Inc.	Alberta, Canada

Aeróleo Táxi Aéreo S/A	Brazil

Apical Industries, Inc.	California

Applied Environmental Equipment LLC	California

Aptwater, Inc.	Delaware

AS Offshore Ghana Services Limited	Ghana

Asian Sky Group Limited	Hong Kong

Avion Pacific Limited	Hong Kong

Bunge-SCF Grain, LLC	Delaware

Canam Aerospace, Inc.	British Colombia, Canada

C-Lift LLC	Delaware

Dart Aerospace Ltd.	Alberta, Canada

Dart Helicopter Services Canada Inc.	Ontario, Canada

Dart Helicopter Services, Inc.	Delaware

Dart Holding Company Ltd.	Alberta, Canada

Dart Sales Inc.	Alberta, Canada

Dynamic Offshore Drilling Limited	Cyprus

Eagle Fabrication, LLC	Illinois

Era Do Brazil LLC	Delaware

Era Training Center LLC	Delaware

Geneva Aviation Incorporated	Delaware

GEPBULK S.L.	Equatorial Guinea

GTI AW I	Republic of Mauritius

Hawker Pacific Airservices Limited	Hong Kong

Illinois Corn Processing, LLC	Delaware

Magsaysay-Seacor Inc.	Philippines

Mantenimiento Express Maritimo S.A.P.I. de C.V.	Mexico

Marine Environmental Services (Thailand) Ltd.	Thailand

Marine Seacor Pte. Ltd.	Singapore

Nautical Power (International) LLC	Marshall Islands

Nautical Power, L.L.C.	Delaware

O’Brien’s do Brasil Consultoria em Emergencias e Meio Ambiente S/A	Brazil

Offshore Helicopter Support Services, Inc.	Louisiana

Jurisdiction of Incorporation

Phoenix Tanker LLC	Delaware

SCF Bunge Marine LLC	Delaware

SCFCo Holdings LLC	Marshall Islands

Sea Treasure Shipping Ltd.	Liberia

Seabulk Offshore de Angola, Lda.	Angola

Seabulk Offshore de Mexico, S.A. de C.V.	Mexico

SEA-CAT CREWZER LLC	Delaware

SEACOR Grant AS	Norway

SEACOR Grant DIS	Norway

SEACOR Supplyships 1 KS	Norway

SeaJon LLC	Delaware

SeaTiger Asset Management LLC	Marshall Islands

SeaTiger Holdings LLC	Marshall Islands

SES-HAZTEC Serviços de Resposta a Emergencias S.A.	Brazil

SESMEKE Çevre Koruma Hizmetleri Ticaret Limited Şirketi	Turkey

SESMEKE Ltd.	Marshall Islands

ShipServ Inc.	Delaware

Smit-Lloyd Mainport (Ireland) Ltd.	Ireland

Smit-Lloyd Matsas (Hellas) Shipping Co. S.A.	Greece

Societe de Gestion des Services Portuaires	Republic of the Congo

Svitzer Idku (S.A.E)	Egypt

Tiger Finance Corporation (Cayman) Limited	Cayman Islands